Broadcom to Acquire Symantec Enterprise Security Business August 8, 2019 Exhibit 99.2

Important Information Cautionary Statement Regarding Forward-Looking Statements This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) relating to Broadcom. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address Broadcom’s expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Broadcom’s management, as well as assumptions made by, and information currently available to, Broadcom’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Broadcom’s and Broadcom’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Broadcom’s business and the price of the common stock of Broadcom; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the asset purchase agreement; the effect of the announcement or pendency of the proposed transaction on Broadcom’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the asset purchase agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Broadcom to achieve its plans, forecasts and other expectations (including regarding expected revenues, returns and synergies) with respect to the acquired business after completion of the proposed transaction; and other risks described in Broadcom’s and its predecessors’ filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Other particular uncertainties that could materially affect future results include risks associated with: any loss of Broadcom’s significant customers and fluctuations in the timing and volume of significant customer demand; Broadcom’s dependence on contract manufacturing and outsourced supply chain; any other acquisitions Broadcom may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with Broadcom’s existing businesses and Broadcom’s ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; global economic conditions and concerns; government regulations and trade restrictions; Broadcom’s ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; Broadcom’s significant indebtedness, including the additional significant indebtedness that Broadcom expects to incur in connection with the proposed transaction, and the need to generate sufficient cash flows to service and repay such debt, and ability to maintain an investment grade credit rating; dependence on and risks associated with distributors of Broadcom products; dependence on senior management and Broadcom’s ability to attract and retain qualified personnel; international political and economic conditions; Broadcom’s dependency on a limited number of suppliers; quarterly and annual fluctuations in operating results; the amount and frequency of Broadcom stock repurchases; cyclicality in the semiconductor or enterprise software industry or in target markets; Broadcom’s competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of Broadcom’s or its contract manufacturers’ manufacturing facilities or other significant operations; Broadcom’s ability to improve its manufacturing efficiency and quality; Broadcom’s involvement in legal or administrative proceedings; Broadcom’s dependence on outsourced service providers for certain key business services and their ability to execute to Broadcom’s requirements; Broadcom’s ability to maintain or improve gross margin; Broadcom’s ability to protect its intellectual property and the unpredictability of any associated litigation expenses; compatibility of Broadcom’s software products with operating environments, platforms or third-party products; Broadcom’s ability to enter into satisfactory software license agreements; sales to Broadcom’s government clients; availability of third party software used in Broadcom’s products; use of open source code sources in Broadcom’s products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; Broadcom’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which Broadcom’s products are designed; Broadcom’s ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; Broadcom’s provision for income taxes and overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Forward-looking statements speak only as of the date of this communication. Broadcom does not undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.   Non-GAAP Financial Measures   In addition to GAAP reporting, Broadcom provides investors with net income, operating income, gross margin, operating expenses and other data, and has previously provided net revenue data, on a non-GAAP basis. This non-GAAP information includes the effect, where applicable, of purchase accounting on revenue, and excludes amortization of acquisition-related intangible assets, stock-based compensation expense, restructuring, impairment and disposal charges, acquisition-related costs, including integration costs, purchase accounting effect on inventory, litigation settlements, debt-related costs, gain (loss) on extinguishment of debt, gain (loss) on dispositions of acquisition-related assets, income (loss) from discontinued operations and non-GAAP tax reconciling adjustments. Management does not believe that these items are reflective of the Company’s underlying performance. The exclusion of these and other similar items from Broadcom’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Broadcom believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Broadcom is not readily able to provide a reconciliation of the projected non-GAAP financial information presented herein to the relevant projected GAAP measures without unreasonable effort. A reconciliation of Broadcom’s GAAP to non-GAAP historical financial data is available in the Investor Center on its website.

Call Participants Hock Tan Broadcom President & Chief Executive Officer Tom Krause Broadcom Chief Financial Officer Art Gilliland Symantec Executive Vice President and General Manager, Enterprise Security

Continued Execution of Broadcom’s Strategic Vision Furthers our efforts to build one of the world’s leading infrastructure technology companies Next logical step in Broadcom’s strategy following the Brocade and CA acquisitions Adds $161Bn enterprise security market to Broadcom’s addressable market(1) Increases exposure to market-leading mission critical software embedded within the G2000 Opportunity to leverage existing customer relationships and achieve significant operating efficiencies with Broadcom’s proven business model Compelling opportunity to achieve our financial objective of double-digit cash-on-cash returns Notes and Sources: Expected TAM in 2023; Projected to grow from TAM of $106Bn in 2018; Gartner: Forecast: Information Security and Risk Management Worldwide 2Q19 Update

Builds on Broadcom’s History of Innovation 2005 1999 1961 IPO 2007 2018 2017 2014 1981 2002 1996 1960 2009 2016 1976 1991 1995 2019 1982 Semiconductors Infrastructure Software Enterprise Security

Creating One of the World's Leading **Infrastructure Technology Companies**

Avago


WIRELESS COMMUNICATIONS 48%
INDUSTRIAL AND OTHER 22%
WIRED INFRASTRUCTURE 30%

Revenue: $2.5 Billion(1)
Adjusted EBITDA Margin: 33%(1)

Post-Broadcom Acquisition


ENTERPRISE STORAGE 15%
INDUSTRIAL AND OTHER 5%
WIRELESS COMMUNICATIONS 27%
WIRED INFRASTRUCTURE 53%

Revenue: $15.7 Billion(2)
Adjusted EBITDA Margin: 44%(2)

Post-Brocade/CA Acquisitions

Projected FY19E


SOFTWARE SOLUTIONS 22%
SEMICONDUCTOR SOLUTIONS 78%

Revenue: $22.5 Billion(3)
Adjusted EBITDA Margin: 55%(3)

Post-Symantec Enterprise Security Acquisition

Pro Forma


SOFTWARE SOLUTIONS 29%
SEMICONDUCTOR SOLUTIONS 71%

Revenue: $24.6 Billion(4)
Adjusted EBITDA Margin: 56%(4)

~10x Increase in Revenue and 1.7x Increase in Margins

Notes: Second chart reflects % of non-GAAP revenue which includes licensing revenue not included in GAAP revenue as a result of purchase price accounting for acquisitions. Other Non-GAAP data excludes, where applicable, stock-based compensation, amortization of acquisition-related intangible assets, restructuring charges, discontinued operations and loss on extinguishment of debt. Broadcom financials include contributions from Brocade beginning November 17, 2017 and from CA beginning November 5, 2018

Sources:

1. FY2013 metrics for Avago Technologies Limited, company filings
2. LTM metrics as of January 29, 2017 for Broadcom Limited, company filings
3. Company estimates
4. Pro forma consists of Company estimates of FY19 for Broadcom and projected end-state Symantec Enterprise Security data

BROADCOM | 6

Symantec Enterprise Security Business **at a Glance**

#1 Enterprise Security Software Platform with Three Key Franchises

	Endpoint	Web Proxy / Bluecoat	Data Loss Prevention
Products	Symantec Enterprise Security **Endpoint Protection**	Symantec Enterprise Security **Secure Web Gateway**	Symantec Enterprise Security **DLP**
Revenue[1] / Market Growth	>$550MM Stable	>$700MM Stable	>$450MM Stable / Growing
Key Customers[1]	**Global 2000**		
Leadership Position	**#1** Market Share Globally[2]	**#1** Market Share Globally[3]	**#1** Market Share Globally[4]

Sources:
1. Based on Symantec data for FY2019 including Company estimate for services revenue, excluding managed security services, Cloud Access Security Broker (CASB) revenue is included within Web Proxy Revenue
2. Gartner Security Market Share report; Endpoint protection, 2018
3. Gartner Security Market Share report; Secure web gateway (incl. appliance), 2018
4. Gartner Security Market Share report; Data loss prevention, 2017

BROADCOM | 7

$1+ Billion Synergy Opportunity to Drive ~$1.3 Billion in Pro Forma EBITDA

Rightsizing Symantec Enterprise Security's Cost Structure…

Integrating and **rationalizing salesforce**

- Symantec Enterprise Security FY2019 S&M of ~$650MM (24% of revenue)[1]

Focusing R&D & Support efforts on **highest ROI opportunities**

- Endpoint Security
- Web Security
- DLP

Eliminating G&A redundancies by migrating to Broadcom platform

… To Achieve Significant Operating Expense Synergies



$1+ Bn
~$1.3 Bn
~$350MM(2)
FY19 Standalone Symantec Enterprise Security EBITDA
Expected Run-Rate Cost Synergies (Within 12 Months)
Revenue Optimization Impact
Pro Forma Run-Rate EBITDA (Projected)

Sources:
1. Based on Symantec data for FY2019
2. Based on publicly reported FY19 Symantec Enterprise Security segment data; and Company estimate of FY19 Symantec Enterprise Security segment D&A of ~$50MM

BROADCOM | 8

Established Leader in Enterprise Security

Strong Leadership in Security…

Symantec Enterprise Security's Position in Gartner's Magic Quadrants Since 2018[1]


Challengers
Leaders
Cloud Access Security Brokers
Managed Security Services
Secure Web Gateway
Data Loss Prevention
Endpoint Protection Platforms
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

… Reflected in its **Market Share**

% Global Share of $MM Security Software Revenues[2]


ENDPOINT SECURITY
Symantec Enterprise Security, 16%
McAfee, 12%
Bitdefender, 7%
CrowdStrike, 4%
Carbon Black, 4%
Cylance, 2%
Microsoft, 1%
Others, 55%
WEB SECURITY
Symantec Enterprise Security, 29%
Forcepoint, 17%
Cisco, 13%
Zscaler, 12%
McAfee, 6%
Others, 24%
DLP
Symantec Enterprise Security, 19%
McAfee, 7%
Digital Guardian, 5%
Venus Tech, 4%
Forcepoint, 2%
Others, 64%

Recognized as a Leader for Decades by **Gartner**

Leader: Endpoint Security for 16 Years since Inception

Leader: Secure Web Gateway for 11 Years Running

Leader: Data Loss Prevention for 10 Years since Inception

Leader: Managed Security Services for 15 Years Running

Leader: Cloud Access Security Broker since Inception

Sources:
1. Gartner Magic Quadrants (May 2019, November 2018, October 2018, January 2018, February 2017)
2. Third Party Estimates

BROADCOM | 9

Leader in Endpoint Protection…

Symantec Enterprise Security is a Clear Leader in Endpoint Protection…



Challengers
Leaders
Symantec
Trend Micro
Sophos
ESET
Kaspersky Lab
CrowdStrike
Cylance
McAfee
Panda Security
Palo Alto Networks
Microsoft
Bitdefender
Carbon Black
F-Secure
Comodo
SentinelOne
Endgame
Cisco
FireEye
Malwarebytes
Fortinet
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

… Even With New Offerings From Cloud Competitors

Symantec Enterprise Security

- ✓ Solutions Available Across Wide Variety of Endpoint Platforms
- ✓ Seamless Scalability
- ✓ Cloud Based Endpoint Protection Platform
- ✓ Advanced AI Analytic Capability
- ✓ Stable and Efficient Resource Usage
- ✓ Combines Malware Protection, EDR, System Hardening, and Deception Capabilities in Single Agent
- ✓ Integrated Deployment Solution

CROWDSTRIKE

- ✓ Solutions Available Across Wide Variety of Endpoint Platforms
- ✓ Seamless Scalability
- ✓ Cloud Based Endpoint Protection Platform
- ✓ Advanced AI Analytic Capability

Source:
Gartner Endpoint Protection Magic Quadrant Report, January 2018

BROADCOM | 10

…Web Security Services…

Symantec Enterprise Security and Zscaler are Leaders in Secure Web Gateways…



Challengers
Leaders
Symantec
Zscaler
Cisco
McAfee
Forcepoint
Sangfor
Trend Micro
Barracuda
iboss
Menlo Security
ContentKeeper
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

…However, Symantec Enterprise Security is Differentiated in its Integrated Approach

Symantec Enterprise Security

- ✓ Cloud-Based Security Enforcement
- ✓ SSL Traffic Inspection
- ✓ Sandboxing
- ✓ Mobile Support
- ✓ Remote Browser Isolation
- ✓ Integrated CASB
- ✓ Access to Consumer-Supported Data Lake
- ✓ Strongest Proxy in market by number of advanced features and comprehensiveness of protocols zscaler

- ✓ SSL Traffic Inspection
- ✓ Cloud-Based Security Enforcement
- ✓ Sandboxing
- ✓ Mobile Support
- ✓ Remote Browser Isolation

Source:
Gartner Secure Web Gateways Magic Quadrant Report, November 2018

BROADCOM | 11

…Data Loss Prevention…

Symantec Enterprise Security Created the Data Loss Prevention Market…



Challengers
Leaders
Forcepoint
Symantec
Digital Guardian
Intel Security
Fidelis Cybersecurity
CoSoSys
GTB Technologies
Clearswift
Infowatch
Somansa
Zecurion
Searchinform
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

…and Has Continued to Innovate to be an Industry Leader for Over a Decade

Symantec Enterprise Security

- ✓ Centralized Management Console
- ✓ Advanced Policy Definition Support
- ✓ Event Management Workflow and Reporting
- ✓ Integration With Other Products, Such as CASB for Data Security Uniformity
- ✓ Form Detection
- ✓ Image Analysis

FORCEPOINT

- ✓ Centralized Management Console
- ✓ Advanced Policy Definition Support
- ✓ Event Management Workflow and Reporting
- ✓ Structured Data Fingerprinting, Particularly Support for Data Fingerprinting in Salesforce

Source:
Gartner Enterprise Data Loss Prevention Magic Quadrant Report, February 2017

BROADCOM | 12

…And Cloud Security

Symantec Enterprise Security is a Leader in the Emerging Cloud Security Market…


Challengers
Leaders
McAfee
Netskope
Bitglass
Symantec
Microsoft
Oracle
Forcepoint
CipherCloud
Cisco
Proofpoint
Saviynt
Palo Alto Networks
CensorNet
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

Source:
Gartner Magic Quadrant Report, October 2018

…and is Differentiated with its Integrated Approach

Symantec Enterprise Security	netskope
✓ Web Application Firewall	✓ Web Application Firewall
✓ Secure Web Gateway	✓ Secure Web Gateway
✓ Mobile Integration	✓ Mobile Integration
✓ Advanced Data Analytic Capability	✓ Advanced Data Analytic Capability
✓ Adaptive Access Controls With Step Up Authentication	✓ Adaptive Access Controls With Step Up Authentication
✓ Wide Range of Predefined DLP Selectors	

BROADCOM | 13

Creates Even More Comprehensive Platform in Enterprise Security Advanced Services Information Protection Threat Protection Identity Management Compliance Enforcement Third-Party Applications Platform Foundations Open Ecosystem Threat Intelligence AI & Machine Learning APIs & ICD Exchange Automation 175MM Endpoints(1) 57MM Attack Sensors(1) 700K Adversaries Worldwide(2) Endpoint Protection Data Loss Prevention Identity and Access Management Secure Web Gateway Enterprise Security Enterprise Security Enterprise Security Sources: Symantec press release as of May 2019 Symantec press release as of March 2018

Transaction Overview $2+ billion of sustainable, incremental run-rate revenues after executing our optimization strategy ~$1.3 billion of pro forma EBITDA including cost synergies after revenue optimization strategy $1+ billion of expected run-rate cost synergies within 12 months, primarily from sales, marketing and G&A Expected to close in Broadcom’s first quarter of fiscal year 2020 Subject to: US, EU and Japan regulatory approvals Other customary closing conditions Projected Financial Impact Expected Closing Transaction and Purchase Price + Dividend policy of 50% of prior fiscal year free cash flow to shareholders unchanged Shifting focus now to rapid debt paydown with excess cash flow beyond dividend Fully intend to maintain investment grade credit rating Broadcom Financial Policy Asset purchase of Symantec’s Enterprise Security business $10.7 billion in cash (on a cash-free, debt-free basis) Transition Services Agreement for up to 6 months post-close Broadcom Enterprise Security

Symantec Enterprise Security Business Meets **Our Acquisition Criteria**

Established & Growing Market

$161Bn Enterprise TAM (9% CAGR)[1]

Leadership Position

#1 Market Share Across 6 Enterprise Security Products[2]

Mission Critical

99% of Top 500 Customers have 3+ Years Tenure[3]

Large Enterprise Customer Base

86% of the Fortune 500[2]

Long Operating History and Strong IP Portfolio

~1,700 Patents[4]

Financially Compelling Opportunity

$2+ Bn Sustainable Revenue with ~$1.3 Bn of Pro Forma EBITDA[5]

Expect to Achieve Double-Digit Cash-on-Cash Returns

Sources:
1. Expected TAM in 2023; Projected to grow from TAM of $106Bn in 2018; Gartner: Forecast: Information Security and Risk Management Worldwide 2Q19 Update
2. Symantec Supplemental Proxy Materials 2018
3. Symantec data as of March 31, 2019
4. Broadcom will acquire ~1,700 patents and Symantec will keep ~700 patents as part of the transaction. There will be a cross license agreement established between the two parties for use of all ~2,400 patents by both sides
5. Expected run-rate after revenue optimization strategy, and includes $1+ billion of expected run-rate cost synergies

BROADCOM | 16

Broadcom Continues to Outperform as it Diversifies its Portfolio Notes: 1. Total Shareholder Return defined as stock price return plus impact of dividends 2. Market data as of 8/7/2019 3. Indexed from one day prior to Brocade acquisition announcement date of 11/2/2016 Source: Capital IQ 73% 51% 36% Total Shareholder Return Since Acquisition Announcement of Brocade(1)(2)(3) Broadcom Total Shareholder Return Relative to Tech Leaders(2)(3) Nasdaq Total Shareholder Return Broadcom Total Shareholder Return S&P 500 Total Shareholder Return Announced acquisition of Announced acquisition of

Continued Execution of Broadcom’s Strategic Vision Furthers our efforts to build one of the world’s leading infrastructure technology companies Next logical step in Broadcom’s strategy following the Brocade and CA acquisitions Adds $161Bn enterprise security market to Broadcom’s addressable market(1) Increases exposure to market-leading mission critical software embedded within the G2000 Opportunity to leverage existing customer relationships and achieve significant operating efficiencies with Broadcom’s proven business model Compelling opportunity to achieve our financial objective of double-digit cash-on-cash returns Notes and Sources: Expected TAM in 2023; Projected to grow from TAM of $106Bn in 2018; Gartner: Forecast: Information Security and Risk Management Worldwide 2Q19 Update